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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 23, 2004


                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-8254                                          04-2446697
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        350 FIFTH AVENUE, SUITE 2723
               NEW YORK, N.Y.                                        10118
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events and Regulation FD Disclosure


           On July 23, 2004, Thackeray Corporation issued a press release announcing it had executed an agreement for the sale of its interest in the BT Orlando Limited Partnership and approximately 78 acres of undeveloped land, constituting substantially all of its assets, to EST Orlando, Ltd. for $6,250,000. A copy of that press release and the agreement for the purchase and sale are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)        Exhibits.


99.1       Press release of Thackeray Corporation dated July 23, 2004.

99.2 Agreement for Purchase and Sale by and between Brennand-Paige Industries, Inc., Thackeray Corporation and EST Orlando, LTD.








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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THACKERAY CORPORATION

                                   By: /s/ Jules Ross
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                                       Name: Jules Ross
                                       Title: Vice-President,
                                              Treasurer and Secretary

Date: July 26, 2004














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